UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): February 9, 2011

eCrypt Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-1449574	32-0201472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Table Mesa Drive Boulder, Colorado 80305
(Address of principal executive offices)

Registrant’s telephone number, including area code:  1.866.241.6868

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Director

On February 9, 2011, the Board of Directors (the “Board”) of eCrypt Technologies, Inc., a Colorado corporation (the “Registrant”), appointed the following individual to serve as the Chairman of the Registrant’s Board: Curt Weldon.  The appointment was made to fill a vacancy which occurred as a result of an expansion of the Board.

Curt Weldon. Congressman Curt Weldon served in the United States Congress for 20 years. When he retired in 2007 he was Vice Chairman of both the Armed Services Committee and the Homeland Security Committee, as well as a Member of the Energy and Environment Sub-Committee. During his tenure in Congress he initiated and Chaired the US/FSU Energy Parliamentary Relationship, served as Co-Chair of the International Energy Advisory Council and Keynoted a number of International Energy Forums. Mr. Weldon organized and led over 50 bi-partisan Congressional Delegations to 75 nations including the first-ever Congressional Delegations into Libya and North Korea. Prior to his career in elective office as a Mayor, County Commissioner and Member of Congress, Mr. Weldon served as an Educator and University Professor as well as a Director with the INA/CIGNA Corporation at its Corporate Headquarters in Philadelphia. Mr. In addition to his work with the Registrant, Mr. Weldon formed and currently serves as CEO of Jenkins Hill International – a firm providing International Consulting as well as facilitating International Strategic Relationships. Mr. Weldon has been honored by over 100 professional associations and international organizations.

In conjunction with the Registrant’s appointment of Mr. Weldon, the Registrant entered into a Director Agreement and a Restricted Shares Agreement which is Exhibit A to the Director Agreement, pursuant to which the Registrant granted Mr. Weldon 1,000,000 shares of restricted common stock of the Registrant.  The foregoing description of the Director Agreement and Restricted Shares Agreement is qualified in its entirety by reference to the Director Agreement and Restricted Shares Agreement which are attached hereto as Exhibit 10.7 and are hereby incorporated by reference.

Aside from the foregoing, there were no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which the new director had or is to have a direct or indirect material interest.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.7	Director Agreement and Restricted Shares Agreement dated February 9, 2011 by and between eCrypt Technologies, Inc. and Curt Weldon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECRYPT TECHNOLOGIES, INC.

Date: February 9, 2011

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By:  /S/ Brad Lever

Brad Lever, Chief Executive Officer

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